                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                DECEMBER 17, 2002



                                LAMAR MEDIA CORP.
             (Exact name of registrant as specified in its charter)


            DELAWARE                   0-20833               72-1205791
(State or other jurisdiction      (Commission File          (IRS Employer
       of incorporation)               Number)           Identification No.)


             5551 CORPORATE BOULEVARD, BATON ROUTE, LOUISIANA 70808
              (Address of principal executive offices and zip code)



                                 (225) 926-1000
              (Registrant's telephone number, including area code)

                                  CO-REGISTRANT

 Exact name of registrant as specified in      State or other jurisdiction of
               its charter                              incorporation                  IRS Employer Identification No.
------------------------------------------- -------------------------------------- --------------------------------------
        LAMAR ADVERTISING COMPANY                         DELAWARE                              72-1449411

ITEM 5. OTHER EVENTS.

         On December 23, 2002, Lamar Media Corp. (the "Company") sold $260 million aggregate principal amount of 7 1/4% Notes Due 2013 (the "Notes") to J.P. Morgan Securities Inc., Wachovia Securities, Inc., SunTrust Capital Markets, Inc. and BNP Paribas Securities Corp. (collectively, the "Initial Purchasers") pursuant to an Amended and Restated Purchase Agreement dated as of December 17, 2002. The Amended and Restated Purchase Agreement is filed herewith as Exhibit 1.1. The Company issued the Notes pursuant to an Indenture dated as of December 23, 2002 among the Company, certain of its subsidiaries, as guarantors, and Wachovia Bank of Delaware, National Association, as trustee. The Indenture and form of Notes are filed herewith as Exhibits 4.1 and Exhibit 4.2, respectively. The Initial Purchasers will resell the Notes in private transactions in conformance with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). The Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. The net proceeds of the offering will be used, together with available cash, to redeem all of the outstanding $255 million principal amount of Lamar Media's 9 5/8% Senior Subordinated Notes due 2006.


         On December 23, 2002, the Company and certain of its subsidiaries, as guarantors, entered into a Registration Rights Agreement with the Initial Purchasers, pursuant to which the Company agreed to file with the Securities and Exchange Commission a registration statement on an appropriate form under the Securities Act relating to a registered exchange offer for the Notes under the Securities Act. The Registration Rights Agreement is filed herewith as Exhibit 10.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.


                 1.1 Amended and Restated Purchase Agreement dated as of December 17, 2002 among Lamar Media Corp., certain subsidiaries of Lamar Media Corp., as guarantors, J.P. Morgan Securities Inc., Wachovia Securities, Inc., SunTrust Capital Markets, Inc. and BNP Paribas Securities Corp. Filed herewith.

                 4.1 Indenture dated as of December 23, 2002 among Lamar Media Corp., certain subsidiaries of Lamar Media Corp., as guarantors and Wachovia Bank of Delaware, National Association, as trustee. Filed herewith.

                 4.2 Form of 7 1/4% Notes Due 2013 (incorporated by reference to Exhibit A of Exhibit 4.1).

                 10.1 Registration Rights Agreement dated as of December 23, 2002 among Lamar Media Corp., the guarantors listed on Schedule 1 thereto and J.P. Morgan Securities Inc., Wachovia Securities, Inc., SunTrust Capital Markets, Inc. and BNP Paribas Securities Corp. Filed herewith.



                                       2
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 23, 2002                    LAMAR ADVERTISING COMPANY


                                           By: /s/ Keith Istre
                                               ---------------------------------
                                               Keith Istre
                                               Chief Financial Officer

Date: December 23, 2002                    LAMAR MEDIA CORP.


                                           By: /s/ Keith Istre
                                               ---------------------------------
                                               Keith Istre
                                               Chief Financial Officer





                                       3
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                                 EXHIBIT INDEX


       EXHIBIT
       NUMBER     DESCRIPTION
       -------    -----------
        1.1       Amended and Restated Purchase Agreement dated as of December
                  17, 2002 among Lamar Media Corp., certain subsidiaries of
                  Lamar Media Corp., as guarantors, J.P. Morgan Securities Inc.,
                  Wachovia Securities, Inc., SunTrust Capital Markets, Inc. and
                  BNP Paribas Securities Corp. Filed herewith.

        4.1       Indenture dated as of December 23, 2002 among Lamar Media
                  Corp., certain subsidiaries of Lamar Media Corp., as guarantors and Wachovia Bank of Delaware, National
                  Association, as trustee. Filed herewith.

        4.2       Form of 7 1/4% Notes Due 2013 (incorporated by reference to
                  Exhibit A of Exhibit 4.1).

        10.1      Registration Rights Agreement dated as of December 23, 2002 among Lamar Media Corp., the guarantors listed on Schedule 1 thereto and J.P. Morgan Securities Inc., Wachovia Securities,
                  Inc., SunTrust Capital Markets, Inc. and BNP Paribas
                  Securities Corp. Filed herewith.